<SUBMISSION-INFORMATION-FILE>
<TYPE>                        8-K
<DOCUMENT-COUNT>              1
<SROS>                        NONE
<FILER>
     <CIK>                    0001081751
     <CCC>                    #MD7FUEK
</FILER>
<PERIOD>                      08/28/01
<DOCUMENT>
     <TYPE>                   8-K
     <DESCRIPTION>            Form 8-K
<TEXT>

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 of the
                        Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) August 28, 2001

                           AMERICANA PUBLISHING, INC.
               (Exact name of registrant as specified in charter)

     Colorado                                                84-1453702
  (State or other juris-          (Commission             (IRS Employer
diction of incorporation)          file number)            Idenrtification No.)

303 San Mateo NE, Suite 104A, Albuquerque, New Mexico             87108
     (Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code:  (505)265-6121

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

On July 18, 2001 Americana  Publishing,  Inc. (the "Registrant") entered into an agreement with Corporate Media Group, Inc., a closely held Tennessee corporation
("CMG"),  and Mr. Richard Durand and Ms. Susan Durand,  the sole shareholders of
CMG, to purchase all of the issued and outstanding  stock of CMG. The Registrant issued a press release on July 18, 2001  describing the  acquisition,  a copy of which is  attached  hereto as Exhibit  99. CMG is  engaged  in the  business  of
duplicating   video  tapes  and  recording  and  duplicating   audio  tapes.  As
consideration  for the transfer of the CMG stock,  the  Registrant has issued to
Mr. Durand and Ms.  Durand a total of 772,000  shares of its  restricted  common stock,  valued at $0.50 per share.  The  business  of CMG was valued at $386,000 after the  performance  of due diligence by the  Registrant and the dedcution of
CMG's  outstanding  liabilities  from assets as of June 30, 2001.  On August 28,
2001  Articles of Exhcnage  were filed with the Secretary of State for the State of  Colorado  and on July 20,  2001  Articles  of  Exchange  were filed with the
Secretary of State for the State of Tennessee.

In acquiring the stock in CMG, the Registrant acquired a building, furniture and fixtures,  office  equipment  and  vehicles.  These  assets  were  used in  CMG's business,  and the  Registrant  intends  to  continue  using  the  assets in the business.

Statements included herein that are not historical in nature are intended to be, and are hereby identified as,  "forward-looking  statements" for purposes of the safe harbor  provided by Section 21E of the Securities  Exchange Act of 1934, as
amended.  Such  forward-looking  statements  are based on current  expectations, estimates and projections about the Registrant's industry,  management's beliefs and certain assumptions made by management.  Such information includes,  without
limitation,   discussions  as  to  estimates,   expectations,   beliefs,  plans,
strategies  and  objectives  concerning the  Registrant's  future  financial and operating performance.

These  statements  are not guarantees of future  performance  and are subject to certain risks,  uncertainities  and  assumptions  that are difficult to predict.
Therefore, actual results may differ materially from those expressed or forecast in such  forward-looking  statements.  Such  risks  and  uncertainties  include,
without   limitation,   the   Registrant's   ability  to  maintain  or  increase
productivity  levels,  local and national  economic and market  conditions,  the
Registrant's  ability to maintain market share, pricing pressures and demand for
the  Registrant's   products,  and  the  Registrant's  ability  to  successfully
integrate  the  newly  acquired   business  into  its   operations.   Additional
information concerning some of the factors that could cause materially different results is included in the Registrant's reports of Forms 10-KSB and 10-QSB filed with the Securities and Exchange Commission. Such reports are available from the
Securities  and  Exchange  Commissions's  public  reference  facilities  and its
Internet website.

ITEM 5. OTHER EVENTS

Attached  hereto as Exhibit 99, is the Company's  press release,  dated July 18,
2001,  relating  to  the  Company's  announcement  of a  purchase  agreement  of
Corporate Media Group, Inc. and Visual Energy Studios.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial  Statements of Corporate Media Group,  Inc. will be filed in accordance with the accounting rules.

     (b)  Pro forma financial  information  will be filed in accordance with the accounting rules.

     (c)  Exhibits

          Exhibit 2.   Plan of Share Exchange

          Exhibit 99.  Press  Release  issued  on July 18,  2001  regarding  the acquisition.

                                   SIGNATURE

Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                                AMERICANA PUBLISHING, INC.
                                                        (Registrant)

Dated:  September 13, 2001                     /s/ George Lovato, Jr.
                                           ---------------------------------
                                                George Lovato, Jr.
                                           President, Chief Executive Officer

                                 EXHIBIT INDEX

Exhibit Number       Description
----------------     -------------

         2           Plan of Share Exchange

        99           Press Release dated July 18, 2001 regarding the acquisition

                                                                 Exhibit 2

In accordance  with the  provisions of 7-111-105,  CSA,  these Articles of Share
Exchange are filed by Americana Publishing, Inc., the acquiring corporation, and would show as follows:

          (a) The plan of share  exchange by and between  Americana  Publishing,
     Inc., a Colorado for profit corporation, and Corporate Media Group, Inc., a
     Tennessee  for profit  corporation,  is attached  hereto as Exhibit "A" and incorporated herein by reference as if fully set out at length.

          (b) Shareholder approval of Americana Publishing,  Inc., in accordance with provisions of 7-111-103, CSA, is not required.

          (c) Shareholder approval by the shareholders of Corporate Media Group,
     Inc.  was required and the number of votes cast for the plan by each voting group entitled to vote  separately on the share exchange was sufficient for approval by that voting group.

          (d) The share  exchange  is not being  effected  pursuant  to  section
     7-111-104.

          (e) The share  exchange  will take  effect  upon the 27th day of July,
     2001.

Signed this 25th day of July, 2001.

    AMERICANA PUBLISHING, INC.                      CORPORATE MEDIA GROUP, INC.

by:  /s/ George Lovato, Jr.                     by:  /s/ Richard D. Durand
    ------------------------------                 -----------------------------
    George Lovato, Jr., CEO/Chairman               Richard D. Durnad, President

                                                                 Exhibit 99

PRESS RELEASE
FOR IMMEDIATE RELEASE                       Contact:  George Lovato, Jr.
                                            george@americanabooks.com
July 18, 2001                               1-888-883-8203

              AMERICANA PUBLISHING, INC. COMPLETES THE PURCHASE OF
              CORPORATE MEDIA GROUP, INC. AND VISUAL ENERGY STUDIOS

ALBUQUERQUE - Americana Publishing,  Inc., a vertically  integrated  multi-media company (OTCBB:APBH.OB) announced today that at 5:00 p.m. Eastern Standard Time,
July 16, 2001 that it fully executed the purchase of Corporate Media Group, Inc.
and Visual  Energy  Studios.  This stock for stock  transaction  is estimated to positively affect the consolidated balance sheet of Americana  Publishing,  Inc.
and its acquired companies by at a minimum increased equity by $1.5 million. The combined  market value of the  consolidated  companies is expected to equal over
$8.5 million in sales producing assets by December 31, 2001.

Rick Durand,  President  and CEO of Corporate  Media Group,  Inc.  stated,  "The acquisition  has greatly  strengthened  our  position in the market  place.  Our current client base was  enthusiastic  about our future growth  potential in the industry."

Jim Oliver,  Vice  President of Sales for Corporate  Media Group,  Inc.  said, "
Publishers of  intellectual  properties  and  entertainment  products now have a single resource for all aspects of their operational  requirements from creative development,  manufacturing,  marketing,  e-commerce and distribution  services.
This vast array of services are now available through a single source."

George Lovato, Jr., Chairman of the Board of Americana Publishing,  Inc. stated,
"We see the management of Corporate Media Group,  Inc. and Visual Energy Studios
as real assets to the company as a whole and we look forward to this acquisition truly adding shareholder value long term."

This press release consists of forward-looking  statements within the meaning of
Section 27A of the  Securities  Act of 1933, as amended,  and Section 21E of the
Securities Exchange Act of 1934, as amended. Those statements include statements regarding  the  intent,  belief or current  expectations  of the Company and its management.  Prospective  investors are cautioned that any such  forward-looking statements  are not  guarantees  of future  performance  and involve a number of risks and  uncertainties,  and actual results could differ materially from those indicated by such forward-looking  statements. The Company assumes no obligation to update the information  contained in this press release,  whether as a result of new information, future events or otherwise.